October 2021 Investor Presentation INVESTOR PRESENTATION Third Quarter 2021 Richard P. Smith – President & Chief Executive Officer John S. Fleshood – EVP & Chief Operating Officer Peter G. Wiese – EVP & Chief Financial Officer Exhibit 99.2

October 2021 Investor Presentation The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on economic and business environments in which the Company operates; the continuing adverse impact on the U.S. economy, including the markets in which we operate due to the COVID-19 global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; the costs or effects of mergers, acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial business benefits associated with any such activities; the ability to execute business plans in new lending market; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the timing and effects of the implementation of the current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting standards and practices; possible other-than-temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; our noninterest expense and the efficiency ratio; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; the challenges of integrating and retaining key employees; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks and the cost to defend against such attacks; change to U.S. tax policies, including our effective income tax rate; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the discontinuation of the London Interbank Offered Rate and other reference rates; and our ability to manage the risks involved in the foregoing. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, which has been filed with the Securities and Exchange Commission (the “SEC”) and are available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 2 SAFE HARBOR STATEMENT

October 2021 Investor Presentation • Most Recent Quarter Recap • Company Overview • Lending Overview • Deposit Overview • Financials 3 AGENDA

October 2021 Investor Presentation4 MOST RECENT QUARTER HIGHLIGHTS Consistent Profitability • Pre-tax pre-provision ROAA and ROAE were 1.78% and 15.08%, respectively, for the quarter ended September 30, 2021, and 1.72% and 14.11%, respectively, for the same quarter in the prior year. • Management remains focused on disciplined expense management with increases in the current quarter being largely correlated to, merger and acquisition costs, the opening and buildout of loan production offices and the timing of donation and advertising activities. • Our efficiency ratio was 52.9% during the first nine months of 2021, compared to 59.6% during the same nine-month period of the prior year. Growth to Drive Results • Organic non-PPP loan production levels were $303 million, a 6.3% increase over the trailing quarter, while gross payoffs also grew to $244 million or a 27.1% increase over the trailing quarter. • While the start-up costs associated with newly opened loan production offices currently exceed revenues, those loan production teams have generated more than $60 million of in-process underwriting volumes • Management is actively monitoring a variety of acquisition opportunities. Net Interest Income and Margin • Net interest margin (FTE) was 3.50% for Q3 2021, compared to 3.58% for Q2 2021, and 3.72% in Q3 2020. Compression in NIM has been driven by growth in the investment security portfolio as a percent of average total earning assets which was 27.7% at Q3 2021 compared to 20.2% at Q3 2020. • Growth in non-interest-bearing deposits continue to drive improved funding costs where total cost of deposits was 0.05% in Q3 2021 compared to 0.09% Q3 2020. Credit Quality • Excluding PPP, loan loss reserves were 1.78% of total loans compared to 1.83% as of June 30, 2021 and 2.07% as of December 31, 2020 . • Approximately 98% of all round one and 25% of all round two PPP loans have been forgiven by the SBA. • Meaningful decreases in the volume of COVID related loan payment deferral modifications, the balance of total non-performing loans, and a continued low ratio of classified loans to total loans. Diverse Deposit Base • Non-interest-bearing deposits comprise 40.7% of total deposits, and core deposits have grown 14.1% YOY Capital Strategies • Strength in core earnings is key to self-financed and self-funded growth. • We remain well capitalized across all regulatory capital ratios. • Consistent quarterly dividend payments with a history of periodic increases. • Active share repurchase program with demonstrated utilization, albeit currently on hold as a result of the pending merger.

October 2021 Investor Presentation5 COMPANY OVERVIEW

October 2021 Investor Presentation Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $43.40 Market Cap.: $1.3 Billion Asset Size: $8.5 Billion Loans: $4.9 Billion Deposits: $7.2 Billion Bank Branches: 70 ATMs: 88 Bank ATMs, with access to over 37,000 network ATMs Market Area: TriCo currently serves 31 counties throughout California. 6 COMPANY OVERVIEW * As of close of business September 30, 2021

October 2021 Investor Presentation7 EXECUTIVE TEAM Rick Smith President & CEO TriCo since 1993 John Fleshood EVP Chief Operating Officer TriCo since 2016 Dan Bailey EVP Chief Banking Officer TriCo since 2007 Craig Carney EVP Chief Credit Officer TriCo since 1996 Peter Wiese EVP Chief Financial Officer TriCo since 2018 Judi Giem SVP Chief HR Officer TriCo since 2020 Greg Gehlmann SVP General Counsel TriCo since 2017

October 2021 Investor Presentation8 POSITIVE EARNINGS TRACK RECORD * Impact of the Tax Cut and Jobs Act results in adjusted quarterly diluted EPS of $0.45. Q4'17 * Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Net Income ($MM) $3.0 $13.9 $15.0 $16.2 $23.2 $22.7 $23.1 $23.4 $22.9 $16.1 $7.4 $17.6 $23.6 $33.6 $28.4 $27.4 Qtrly Diluted EPS $0.13 $0.60 $0.65 $0.53 $0.76 $0.74 $0.75 $0.76 $0.75 $0.53 $0.25 $0.59 $0.79 $1.13 $0.95 $0.92 Adj EPS $0.45 $0.60 $0.65 $0.53 $0.76 $0.74 $0.75 $0.76 $0.75 $0.53 $0.25 $0.59 $0.79 $1.13 $0.95 $0.92 $0.00 $0.40 $0.80 $1.20 $0 $4 $8 $12 $16 $20 $24 $28 $32 $36 Q tr ly E P S ( di lu te d ) E a rn in gs ( in M ill io ns )

October 2021 Investor Presentation9 SHAREHOLDER RETURNS Dividends per Share: 11.5% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS * CAGR based upon 2015 full year to 2021 annualized; all figures through 9/30/2021. $0.11 $0.15 $0.15 $0.17 $0.19 $0.22 $0.25 $0.13 $0.15 $0.17 $0.17 $0.19 $0.22 $0.25 $0.13 $0.15 $0.17 $0.17 $0.22 $0.22 $0.25 $0.15 $0.15 $0.17 $0.19 $0.22 $0.22 $0.52 $0.60 $0.66 $0.70 $0.82 $0.88 2015 2016 2017 2018 2019 2020 2021 Q1 Q2 Q3 Q4 10.04% 9.47% 8.10% 10.75% 10.49% 7.18% 12.42% 2015 2016 2017 2018 2019 2020 2021 31% 31% 37% 27% 27% 41% 25% 2015 2016 2017 2018 2019 2020 2021 $0.36 $0.46 $0.52 $0.60 $0.74 $0.53 $1.13 $0.49 $0.41 $0.58 $0.65 $0.75 $0.25 $0.95 $0.55 $0.53 $0.51 $0.53 $0.76 $0.59 $0.92 $0.50 $0.54 $0.76 $0.75 $0.79 $1.91 $1.94 $1.74 $2.54 $3.00 $2.16 2015 2016 2017 2018 2019 2020 2021 Q1 Q2 Q3 Q4

October 2021 Investor Presentation $1,841 $1,920 $1,981 $2,043 $2,170 $2,190 $2,556 $2,609 $2,744 $3,916 $4,221 $4,518 $4,761 $6,352 $6,471 $7,640 $8,032 $8,170 $8,458 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Core Acquired PPP Loans May 2010 Acquired Granite Community Bank ($100MM assets) September 2011 Acquired Citizens Bank of Northern California ($288MM assets) January 2014 Acquired North Valley Bank ($931MM assets) March 2016 Acquired 3 Branches from BofA ($164MM assets) July 2018 Acquired FNB Bancorp ($1.2B assets) Organic Growth and Disciplined Acquisitions 10 CONSISTENT GROWTH CAGR 5 yrs. 10 yrs. Total Assets 13.6% 13.0% Excluding PPP 13.2% 12.8%

October 2021 Investor Presentation Executive Management Themes and Topics 11 “TOP OF MIND” • Building a Successful Partnership With Our Future Team Members at Valley Republic Bank and Working to Ensure an Efficient Integration of Culture and Operations • Driving Loan and Non-Interest Income Growth / Diversification Through Organic and Acquisition Based Strategies • The Short and Possible Long-term Economic Impacts of Inflation; the Timing of Fed Tapering and its Impact on Excess Market Liquidity; and Supply Chain Influences on Consumer Spending and Consumption • Relevant and Competitive Digital Spend and the Acquisition Cost of New Customers • Relentless Pursuit of Greater Operational Efficiency • Maintaining Our Culture and Sense of Team…Virtually • Industry Consolidation, Talent Acquisition and Proactive Succession Planning

October 2021 Investor Presentation12 LOANS AND CREDIT QUALITY

October 2021 Investor Presentation13 CONSISTENT LOAN GROWTH • 2018 includes acquisition of FNB Bancorp (Loan Yield was 5.04%); Q1 2021 increase includes $98MM Jumbo Mortgage pool purchase • End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized quarterly interest income. $3,015 $4,022 $4,038 $4,104 $4,182 $4,305 $4,381 $4,386 $4,407 $4,443 $4,610 $4,711 $4,739$423 $426 $327 $361 $240 $151 5.16% 5.24% 5.48% 5.50% 5.46% 5.33% 5.23% 5.05% 4.78% 5.09% 5.15% 4.86% 4.92% 3.50% 4.50% 5.50% 6.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2017 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

October 2021 Investor Presentation $349 $178 $199 $165 $250 $464 $285 $303 -$210 -$118 -$140 -$131 -$166 -$241 -$192 -$244 -$85 -$80 -$78 -$82 -$97 -$86 -$84 -$81 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Originations Paid/Closed Paydowns 14 GROSS PRODUCTION VS PAYOFF • Outstanding Principal in Millions, excludes PPP; and excludes changes in utilization (draws or repayments) on lines of credit • Includes Q1-2021 increase of $98MM and Q4-2020 increase of $40MM in Jumbo Mortgage pool purchases TCBK originated over $1.3 billion in the trailing twelve months, compared to nearly $0.9 billion in the twelve months prior, while facing headwinds of an increased $244 million in payoffs during that span. In addition to the $0.9 billion in non-PPP loan originations during this period, TCBK originated over $0.4 billion in PPP loans.

October 2021 Investor Presentation $1,526 $701 $830 $665 $345 $323 $217 $210 $68 $1,600 $581 $602 $518 $634 $333 $285 $193 $82 CRE Non-Owner Occupied CRE-Owner Occupied Multifamily SFR 1-4 Term Commercial & Industrial SFR HELOC and Junior Liens Construction Agriculture & Farmland Auto & Other 3Q-2021 3Q-2020 15 DIVERSIFIED LOAN PORTFOLIO Note: Dollars in millions, Net Book Value at period end, excludes LHFS; Auto & other includes Leases. Commercial & Industrial includes one Municipality Loan for $2.58 mln. CRE Non- Owner Occupied 31% CRE-Owner Occupied 14% Multifamily 17% SFR 1-4 Term 14% Commercial & Industrial 7% SFR HELOC and Junior Liens 7% Construction 5% Agriculture & Farmland 4% Auto & Other 1% CRE Non Ow n By Collateral Loans, net ($MM) # Loans % of CRE NOO Retail $426 335 28% Office $374 366 24% Hotel/Motel $222 79 15% Warehouse $121 158 8% Light Industrial $89 101 6% Self Storage $71 35 5% Mixed Use, Retail $44 53 3% Restaurant/Bar $31 59 2% Other (20 Types) $148 156 10% Total $1,526 1,342 100%

October 2021 Investor Presentation 78% 56% 58% 61% 62% 71% 38% 46% 21% 39% 40% 37% 38% 25% 60% 46% 1% 5% 2% 2% 0% 4% 2% 8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Hotel/Motel Office Building Retail Building Warehouse Light Industrial Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% 16 CRE COLLATERAL VALUES LTV Range CRE Non-Owner-Occupied by Collateral Type DISTRIBUTION BY LTV

October 2021 Investor Presentation $1,541 $1,618 $834 $606 $321 $329 $344 $643 $707 $589 $668 $522 $219 $290 $211 $192 $65 $79 $164 $104 $43 $33 $521 $545 $353 $273 $30 $22 $206 $188 $55 $50 $9 $54 3Q-2021 3Q-2020 3Q-2021 3Q-2020 3Q-2021 3Q-2020 3Q-2021 3Q-2020 3Q-2021 3Q-2020 3Q-2021 3Q-2020 3Q-2021 3Q-2020 3Q-2021 3Q-2020 3Q-2021 3Q-2020 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $25 $50 $75 $100 $125 $150 20212020201920182017201620152014201320122011201020092008>2008 Private Balance (MM) Unfunded (MM) WA Rate HELOCs – by vintage, with weighted avg. coupon 17 UNFUNDED LOAN COMMITMENTS  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards  C&I includes PPP loans for $158 million and $438 million in Outstanding Principal Q3 2021 and Q3 2020, respectively. 3.33% 4.19% 4.48%4.53%4.53%4.44%4.34%4.28% 4.77% 5.45%5.24% 4.49%4.64% 3.63%3.72%

October 2021 Investor Presentation18 C&I UTILIZATION  Excludes PPP loans; Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) $249 $248 $243 $247 $262 $208 $205 $197 $187 $206 $186 $219 $207 $221 $254 $235 $265 $273 $372 $384 $360 $353 53.3% 54.5% 52.4% 49.3% 52.7% 44.0% 42.9% 34.5% 32.7% 36.4% 34.5% 0% 10% 20% 30% 40% 50% 60% $0 $100 $200 $300 $400 $500 $600 1Q-2019 2Q-2019 3Q-2019 4Q-2019 1Q-2020 2Q-2020 3Q-2020 4Q-2020 1Q-2021 2Q-2021 3Q-2021 M ill io n s of $ Outstanding Principal ($MM) Unfunded Commitment Utilization

October 2021 Investor Presentation19 LOAN YIELD COMPOSITION  Dollars in millions, Wtd Avg Rate (weighted average rate) as of 09/30/2021 and based upon outstanding principal; excludes unearned fees and accretion/amortization therein • Variable rate loans at their floor as a percentage of total variable loans has remained stable at 88% in Q3-2021. • The most prominent index for the variable portfolio is 5 Year Treasury CMT Fixed 36% Variable At Floor 57% Variable Above Floor 6% Variable No Floor 1% Fixed vs. Variable, Total Loans (ex-PPP)

October 2021 Investor Presentation20 LOAN YIELD COMPOSITION  Dollars in millions, WA Rate (weighted average rate) as of 09/30/2021 and based upon outstanding principal; excludes unearned fees and accretion/amortization therein  Next Reprice signifies either the next scheduled reprice date or maturity. When reprice date is blank, index is prime and monthly frequency indicator is applied, loan is classified as Monthly. Loans at Floor by Year of Next Reprice $442 $285 $238 $257 $439 $530 $523 4.00% 3.77% 3.76% 3.68% 3.65% 3.97% 3.63% 4.58% 4.47% 4.79% 4.92% 4.31% 4.26% 3.95% Monthly < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Balance WA Rate No Floor WA Rate At Floor

October 2021 Investor Presentation21 LOAN YIELD COMPOSITION  Dollars in millions, WA Rate (weighted average rate) as of 09/30/2021 and based upon outstanding principal; excludes unearned fees and accretion/amortization therein  Next Reprice signifies either the next scheduled reprice date or maturity. When reprice date is blank, index is prime and monthly frequency indicator is applied, loan is classified as Monthly. Loans at Floor by Year of Next Reprice – Commercial Real Estate & Multifamily $78 $224 $210 $221 $357 $455 $389 4.10% 3.82% 3.79% 3.68% 3.65% 4.00% 3.79% 4.60% 4.44% 4.78% 4.91% 4.25% 4.26% 4.09% Monthly < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Balance WA Rate No Floor WA Rate At Floor

October 2021 Investor Presentation22 ALLOWANCE FOR CREDIT LOSSES Drivers of Change under CECL  Change in reserve for all collectively and individually analyzed loans rated criticized or worse  Within the C&I segment a charge off for $0.8MM resulted in the release of the specific reserve for the substandard loan  Lagging recovery of California Unemployment remains the largest driver of qualitative factors  As quantitative reserve rates continue to recede, Q factor observations support reserve retention Total reserve reduction of $1.756 million Q3 2021  Includes volume and mix change due to originations, draws, pay downs, and payoffs  Improvement in risk grades overall, coupled with continued low loss experience, result in declining quantitative loss rates  Gross charge offs $1.582 million  Gross recoveries $1.321 million 1.74% of Total Loans 1.83% Excluding PPP 1.72% of Total Loans 1.78% Excluding PPP

October 2021 Investor Presentation23 ALLOWANCE FOR CREDIT LOSSES Allocation of Allowance by Segment

RISK GRADE MIGRATION



% of Loan Portfolio Outstanding, by Risk Grade
0.9%
1.3%
14.0%
83.9%
1.0%
3.0%
13.8%
82.2%
1.0%
3.3%
13.6%
82.1%
1.2%
2.9%
11.4%
84.6%
1.2%
2.6%
11.2%
85.0%
1.0%
2.8%
9.3%
86.9%
2Q-2020
3Q-2020
4Q-2020
1Q-2021
2Q-2021
3Q-2021
Pass
Watch
Special Mention
Substandard

Special Mention (NBV)

	Q3-2020			Q3-2021			Diff	
Pool	%	(mln)	# Loans	%	(mln)	# Loans	(mln)	# Loans
CRE Non-Owner Occupied	4.1%	$65.3	33	3.0%	$45.8	21	-$19.5	-12
Multifamily	7.4%	$44.8	10	5.0%	$41.7	6	-$3.1	-4
CRE-Owner Occupied	2.3%	$13.3	18	3.4%	$23.5	16	$10.2	-2
Agriculture & Farmland	4.8%	$9.3	8	3.6%	$7.5	9	-$1.8	1
SFR HELOC and Junior Liens	1.8%	$6.1	111	1.5%	$5.0	95	-$1.1	-16
SFR 1-4 Term	0.8%	$4.3	34	0.8%	$5.5	28	$1.2	-6
Construction	0.8%	$2.1	3	2.6%	$5.5	41	$3.4	38
Commercial & Industrial	0.2%	$1.3	35	1.0%	$3.3	34	$2.1	-1
Auto & Other	1.0%	$0.8	173	1.0%	$0.7	139	-$0.1	-34
Grand Total	**3.0%**	**$147.3**	**425**	**2.8%**	**$138.7**	**389**	**-$8.6**	**-36**

Substandard/Doubtful/Loss (NBV)

	Q3-2020			Q3-2021			Diff	
Pool	%	(mln)	# Loans	%	(mln)	# Loans	(mln)	# Loans
CRE Non-Owner Occupied	0.4%	$7.2	17	1.0%	$14.5	17	$7.4	0
CRE-Owner Occupied	1.4%	$8.3	18	1.1%	$7.4	14	-$0.9	-4
Multifamily	0.0%	$0.0	0	0.5%	$4.6	2	$4.6	2
SFR 1-4 Term	1.8%	$9.1	53	1.0%	$6.9	41	-$2.2	-12
Commercial & Industrial	0.6%	$3.7	66	1.1%	$3.6	63	-$0.1	-3
SFR HELOC and Junior Liens	2.6%	$8.6	133	1.9%	$6.1	93	-$2.5	-40
Construction	1.6%	$4.7	4	0.1%	$0.1	2	-$4.5	-2
Agriculture & Farmland	3.5%	$6.7	20	3.2%	$6.7	15	-$0.1	-5
Auto & Other	0.7%	$0.6	38	0.7%	$0.5	38	-$0.2	0
Grand Total	**1.0%**	**$48.8**	**349**	**1.0%**	**$50.3**	**285**	**$1.6**	**-64**

- Zero balance in Doubtful and Loss

24 October 2021 Investor Presentation

trico bancshares

October 2021 Investor Presentation 118% 120% 124% 174% 159% 180% 193% 343% 385% 395% 342% 297% 263% 258% 1 2 9% 1 2 5% 1 3 4% 1 3 1% 1 2 9% 1 4 5% 1 5 6% 1 3 9% 2 0 2% 1 9 1% 1 7 9% 1 8 7% 1 9 4% 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 TCBK Peers 0.54% 0.45% 0.45% 0.32% 0.35% 0.30% 0.28% 0.30% 0.31% 0.33% 0.38% 0.38% 0.42% 0.36% 0.77% 0.64% 0.58% 0.59% 0.61% 0.54% 0.47% 0.73% 0.53% 0.58% 0.75% 0.73% 0.68% 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 TCBK Peers 25 ASSET QUALITY  Peer group consists of 99 closest peers in terms of asset size, range $4.1-11.5 Billion source: BankRegData.com  NPA and NPL ratios displayed are net of guarantees Coverage Ratio: Allowance as % of Non-Performing Loans NPAs have remained below peers while loss coverage has expanded, first with the adoption of CECL, then through the on-going concerns of the pandemic; resulting in an increase in the coverage ratio of non-performing loans through Q3 2020. Subsequently, moderate releases have been recorded. Non-Performing Assets as a % of Total Assets

October 2021 Investor Presentation26 DEPOSITS

October 2021 Investor Presentation27 DEPOSITS: STRENGTH IN FUNDING Total Deposits = $7.24 billion 98.6% of Funding Liabilities Liability Mix 09/30/2021  Peer group consists of 99 closest peers in terms of asset size, range $4.7-11.5 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits Non Interest- bearing Demand Deposits, 39.4% (Cost 0.00%) Interest-bearing Demand & Savings Deposits, 53.1% (Cost 0.05%) Time Deposits, 4.4% (Cost 0.52%) Borrowings & Subordinated Debt, 1.4% Other liabilities, 1.8% 3 3 .6 3 3 .6 3 2 .8 3 2 .4 3 3 .3 3 3 .6 3 4 .1 3 4 .9 3 9 .8 3 9 .7 3 9 .7 4 0 .3 4 0 .7 4 0 .7 0 10 20 30 40 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers 7 9 .1 8 0 .7 7 6 .3 7 5 .5 7 8 .1 8 0 .6 8 1 .6 8 1 .6 7 6 .9 7 5 .9 7 2 .7 7 1 .8 7 0 .2 6 7 .7 0 20 40 60 80 100 120 2018 Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 Loans to Core Deposits (%) TCBK Peers

October 2021 Investor Presentation Cost of Deposits Noninterest-Bearing Demand - - - - - - - - - - - Int-Bearing Demand & Savings 0.18% 0.20% 0.19% 0.19% 0.16% 0.09% 0.06% 0.05% 0.04% 0.04% 0.05% Time Deposits 1.18% 1.28% 1.39% 1.27% 1.23% 1.09% 0.89% 0.68% 0.64% 0.55% 0.52% Total Deposits 0.20% 0.22% 0.23% 0.22% 0.19% 0.12% 0.09% 0.07% 0.06% 0.05% 0.05% Interest-bearing Deposits 0.30% 0.33% 0.34% 0.33% 0.29% 0.20% 0.15% 0.12% 0.10% 0.08% 0.08% 28 DEPOSITS: STRENGTH IN COST OF FUNDS $446 $441 $451 $441 $419 $399 $376 $345 $328 $324 $327 $3,223 $3,121 $3,067 $3,094 $3,101 $3,363 $3,446 $3,580 $3,769 $3,824 $3,967 $1,762 $1,780 $1,777 $1,833 $1,883 $2,487 $2,518 $2,582 $2,767 $2,844 $2,943$5,430 $5,342 $5,295 $5,367 $5,403 $6,248 $6,341 $6,506 $6,863 $6,992 $7,237 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21  Continued growth in the volume of noninterest- bearing deposits both in terms of dollars and as a percent of total deposits.  Industry leading cost of total deposits, driven by better than peer mix of non- interest-bearing deposits.

October 2021 Investor Presentation29 FINANCIALS

October 2021 Investor Presentation 65.1% 68.7% 65.4% 63.7% 59.7% 58.4% 52.9% 2015 2016 2017 2018 2019 2020 2021 30 CONSISTENT OPERATING METRICS Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA 4.32% 4.23% 4.22% 4.30% 4.47% 3.96% 3.61% 2015 2016 2017 2018 2019 2020 2021 1.79% 1.60% 1.70% 1.73% 1.94% 1.83% 1.94% 2015 2016 2017 2018 2019 2020 2021 1.11% 1.02% 0.89% 1.24% 1.43% 0.91% 1.48% 2015 2016 2017 2018 2019 2020 2021 * All 2021 figures YTD through 9/30/2021, annualized.

October 2021 Investor Presentation31 WELL CAPITALIZED Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Common Equity Ratio 9.2% 9.1% 9.3% 9.5% 10.6% 9.3% 9.1% 2015 2016 2017 2018 2019 2020 Q3 2021 12.2% 12.2% 11.7% 12.5% 13.3% 12.9% 13.2% 2015 2016 2017 2018 2019 2020 Q3 2021 13.8% 13.7% 13.2% 13.7% 14.4% 14.0% 14.2% 2015 2016 2017 2018 2019 2020 Q3 2021 15.1% 14.8% 14.1% 14.4% 15.1% 15.2% 15.4% 2015 2016 2017 2018 2019 2020 Q3 2021

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